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Exhibit 10.74

                                AMENDMENT NO. 3
                                      TO
                                CREDIT AGREEMENT


     This Amendment No. 3 to Credit Agreement (this "Amendment"), dated as of July 27, 2000, is entered into by and among Micron Electronics, Inc., a Minnesota corporation (the "Borrower"), the Co-Agents and Lenders named as such in the Credit Agreement, and Credit Suisse First Boston, as administrative agent for Lenders (solely in such capacity, the "Agent"). Capitalized terms used herein but not defined herein shall have the same meaning as given to them in the Credit Agreement (as defined below).

                                   Recitals

     Whereas, Borrower, Agent, Co-Agents and Lenders entered into a Credit Agreement dated June 10, 1998 (as amended by that Amendment No. 1 to Credit Agreement dated as of November 5, 1998, that Amendment No. 2 to Credit Agreement dated as of September 30, 1999, and as further amended, modified, supplemented or restated from time to time, the "Credit Agreement") whereby a revolving line of credit was made available to Borrower;

     Whereas, Borrower desires that the Lenders amend the Credit Agreement upon the terms and conditions more fully set forth herein; and

     Whereas, subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, the Lenders are willing to so amend the Credit Agreement.

                                   Agreement

     Now, Therefore, in consideration of the foregoing Recitals, and intending to be legally bound, the parties hereto agree as follows:

     SECTION 1.  Amendment to Credit Agreement.

          1.1 The definition of "New Internet Assets" contained in Section 1.1, "Definitions" is hereby amended by replacing the clause "Micron PC Web Services, Inc." therein with the clause "HostPro, Inc., f/k/a Micron PC Web Services, Inc."

          1.2 Section 6.13, "Minimum Tangible Net Worth" is hereby amended by deleting subsection (a) thereof in its entirety and replacing it as follows:
"(a) seventy five percent (75%) of Borrower's Tangible Net Worth as of the fiscal quarter ended June 1, 2000".

          1.3 Section 6.13, "Minimum Tangible Net Worth" is hereby further amended by deleting the references to "May 28, 1998" in subsection (b) and (c) thereof and replacing it with "June 1, 2000".

                                       1.
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          1.4  Section 7.7, "Investments", is hereby amended by deleting the entirety of the section and substituting for it the following:

          Section 7.7 Investments. Borrower shall not and shall cause each Subsidiary to not purchase or otherwise acquire the capital stock, assets or obligations of, or any interest in, any person or make any loan or advance to any person ("Investments"), except (a) Investments permitted under Borrower's investment policy as disclosed on Schedule 7 to the Disclosure Letter, as such investment policy may be amended from time to time to permit other substantially comparable Investments or other Investments acceptable to Agent, (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business,
          (c) loans or advances by any Subsidiary to Borrower, (d) Investments received in connection with the bankruptcy or reorganization of customers and suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers, arising in the ordinary course of business and in the exercise of the reasonable business judgment of Borrower or a Subsidiary; (e) loans or advances to employees in the ordinary course of business or as part of their overall compensation package; (f) Investments in Permitted Swap Obligations; (g) Investments existing as of the date hereof disclosed on Schedule 5 to the Disclosure Letter, (h) Investments by Borrower to or in any Subsidiary (or any other person which as a result of the Investment becomes a Subsidiary) which is not a Guarantor (a "Non-Guarantor Subsidiary") or to or in any joint venture in which Borrower or any Subsidiary is a joint venturer, provided that after making any such Investment the total amount of all Investments made by Borrower after the date of this Agreement to or in all Non-Guarantor Subsidiaries and joint ventures (net of repayments and return of capital) shall not exceed the sum of Seventy Million Dollars ($70,000,000) and provided, further, that the total amount of all equity Investments (as opposed to Investments consisting of loans or advances) made by Borrower after the date of this Agreement in all Non-Guarantor Subsidiaries and joint ventures (net of return of capital) shall not exceed the sum of Thirty-Five Million Dollars ($35,000,000), (i) an Investment in the form of a contribution of some or all of the assets comprising the SpecTek Memory Products business unit (including cash) to SpecTek, LLC, a Delaware limited liability company, (j) Investments in NETLimited, Inc., d/b/a HostPro, a California corporation, (k) Investments in Micron Internet Services, Inc., a Delaware corporation, (l) Investments to, in, or with respect to, any New Internet Assets not to exceed One Hundred Seventy-five Million Dollars ($175,000,000) in the aggregate, (m) Investments in General Guarantors, and (n) any other Investments in any person by Borrower provided that after making such additional Investment that the total amount of all such additional Investments made by Borrower after the date of this Agreement does not exceed seven percent (7%) of

                                       2.
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          Borrower's Tangible Net Worth as of the end of the immediately preceding fiscal quarter. Notwithstanding anything contained herein, no Investment otherwise permitted by this section shall be made if a Default or Event of Default shall then exist or would immediately result therefrom.

     SECTION 2. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment and to amend the Credit Agreement, Borrower represents and warrants to each Lender and Agent as follows:

          2.1 Corporate Power and Authority. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under the Credit Agreement, as amended hereby (the "Amended Agreement").

          2.2 Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower.

          2.3 Binding Obligation. This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

          2.4 Absence of Default. No event has occurred and is continuing or would result from the execution, delivery or performance of this Amendment which constitutes a Default or Event of Default. The representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects.

     SECTION 3. Conditions Precedent. This Amendment shall be deemed effective upon (i) its execution and delivery to the Agent by Borrower and Majority Lenders, (ii) the receipt by Agent of a certificate of a Responsible Person of Borrower and each Guarantor as to the effectiveness of resolutions of the Board of Directors of Borrower and each Guarantor authorizing Borrower to enter into this Amendment and each Guarantor to execute, deliver and perform the terms of the Reaffirmation of Guaranty, (iii) receipt by Agent of the Reaffirmation of Guaranty, duly executed and delivered by each Guarantor, and (iv) receipt by Agent for the account of Lenders in proportion to their Percentage Interests, of an amendment fee in an amount equal to 12.5 basis point (0.125%) of the Total Commitment.

     SECTION 4. Full Force and Effect; Entire Agreement. Except to the extent expressly provided in this Amendment, the terms and conditions of the Credit Agreement shall remain in full force and effect. This Amendment and the Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof. The parties hereto further agree that this Amendment and the Loan Documents comprise the entire agreement of the parties thereto and supersede any and all prior agreements, negotiations, correspondence, understandings and other

                                       3.
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communications between the parties thereto, whether written or oral respecting the extension of credit by Lenders to Borrower.

     SECTION 5. Release and Waiver. Borrower hereby acknowledges and agrees that (a) it has no claim or cause of action against Agent or any Lender or any parent, subsidiary or affiliate thereof, or any of Agent's or any Lenders' officers, directors, employees, attorneys or other representatives or agents in connection with the Credit Agreement, the loans thereunder or the transactions contemplated therein and herein; (b) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of Agent or any Lender; and (c) it recognizes that Agent and Lenders have heretofore properly performed and satisfied in a timely manner all of its obligations to and contracts with Borrower.

     SECTION 6. Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflict of laws principles.

     SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

                                       4.
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     In Witness Whereof, the parties hereto have caused this Amendment to be executed as of the date first written above.

Borrower                       Micron Electronics, Inc.


                               By: /s/
                                  ---------------------------------------------
                               Printed Name: James R. Stewart
                                            -----------------------------------
                               Title: Sr. Vice President and CFO
                                      -----------------------------------------


Agent                          Credit Suisse First Boston


                               By: /s/
                                  ---------------------------------------------
                               Printed Name:  David L. Sawyer
                                            -----------------------------------
                               Title:  Vice President
                                     ------------------------------------------


                               By: /s/
                                  ---------------------------------------------
                               Printed Name: Lalita Advani
                                            -----------------------------------
                               Title: Assistant Vice President
                                     ------------------------------------------


Co-Agents                      Credit Suisse First Boston


                               By: /s/
                                  ---------------------------------------------
                               Printed Name: David L. Sawyer
                                            -----------------------------------
                               Title: Vice President
                                     ------------------------------------------


                               By: /s/
                                  ---------------------------------------------
                               Printed Name: Lalita Advani
                                            -----------------------------------
                               Title: Assistant Vice President
                                     ------------------------------------------


                               U.S. Bank National Association


                               By: /s/
                                  ---------------------------------------------
                               Printed Name: Ross Beaton
                                            -----------------------------------
                               Title: Vice President
                                     ------------------------------------------


Lenders                        Credit Suisse First Boston


                               By: /s/
                                  ---------------------------------------------
                               Printed Name: David L. Sawyer
                                            -----------------------------------
                               Title: Vice President
                                     ------------------------------------------


                               By: /s/
                                  ---------------------------------------------
                               Printed Name: Lalita Advani
                                            -----------------------------------
                               Title: Assistant Vice President
                                     ------------------------------------------

                                       5.
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                               U.S. Bank National Association


                               By: /s/
                                  ---------------------------------------------
                               Printed Name: Ross Beaton
                                            -----------------------------------
                               Title: Vice President
                                     ------------------------------------------


                               Fleet National Bank


                               By: /s/
                                  ---------------------------------------------
                               Printed Name: William S. Rowe
                                            -----------------------------------
                               Title: Assistant Vice President
                                     ------------------------------------------


                               KeyBank National Association


                               By: /s/
                                  ---------------------------------------------
                               Printed Name: Richard J. Ameny, Jr.
                                            -----------------------------------
                               Title: Assistant Vice President
                                      -----------------------------------------


                               The Bank of Nova Scotia


                               By: /s/
                                  ---------------------------------------------
                               Printed Name: Elena F. Dion
                                            -----------------------------------
                               Title: Director
                                     ------------------------------------------


                               The Sumitomo Bank, Limited


                               By: /s/
                                  ---------------------------------------------
                               Printed Name: John C. Kissinger
                                            -----------------------------------
                               Title: General Manager
                                     ------------------------------------------

                                       6.
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                          ACKNOWLEDGMENT OF AMENDMENT
                                      AND
                           REAFFIRMATION OF GUARANTY


     Section 1. Each of the undersigned hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of this Amendment.

     Section 2. Each of the undersigned hereby consents to this Amendment and agrees that its Guaranty of the indebtedness and other obligations of Borrower under the Credit Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of this Amendment or any other document or instrument delivered in connection herewith.

     Section 3. Each of the undersigned represents and warrants that, after giving effect to this Amendment, all representations and warranties contained in its Guaranty are true, accurate and complete as if made on the date hereof.

Dated: July __, 2000

                            Micron PC, Inc.


                            By: /s/
                               ------------------------------------------------
                            Name: Michael S. Adkins
                                 ----------------------------------------------
                            Title: Senior Vice President and General Manager
                                  ---------------------------------------------


                             Micron Commercial Computer Systems, Inc.
                                  f/k/a Micron Commercial Systems, Inc.


                             By: /s/
                                -----------------------------------------------
                             Name: Michael S. Adkins
                                  ---------------------------------------------
                             Title: Senior Vice President and General Manager
                                   --------------------------------------------


                             Micron Government Computer Systems, Inc.
                                  f/k/a Micron Government Systems, Inc.


                             By: /s/
                                -----------------------------------------------
                             Name: Timothy Hansen
                                  ---------------------------------------------
                             Title: Director Sales Operations
                                   --------------------------------------------


                             Micron Services, Inc.


                             By: /s/
                                -----------------------------------------------
                             Name: Scott L. Bower
                                  ---------------------------------------------
                             Title: V.P. and General Manager
                                   --------------------------------------------

                                       7.